[Execution]

CONFIDENTIAL

Exhibit (10.28)

AMENDMENT NO. 3 TO LETTER OF CREDIT FACILITY AGREEMENT

AMENDMENT NO. 3 TO LETTER OF CREDIT FACILITY AGREEMENT, dated as of February 26, 2025 (this “Amendment No. 3”), is by and among Bank of America, N.A., a national banking association, in its capacity as administrative agent and collateral agent (in such capacity, together with its successors and assigns, “Agent”) pursuant to the LC Credit Agreement (as defined below), and in its capacity as lender (in such capacity, “Lender”), Bank of America, N.A., as issuing bank (in such capacity, “Issuing Bank”), Eastman Kodak Company, a New Jersey corporation (the “Borrower” or “Company”) and the subsidiaries of Borrower party hereto as Guarantors (individually, each a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Issuing Bank and Lender have entered into the letter of credit facility pursuant to which Issuing Bank has issued, and may from time to time issue, letters of credit to Borrower as set forth in the Letter of Credit Facility Agreement, dated as of February 26, 2021, by and among Borrower, Guarantors, Lender, Issuing Bank and Agent (as amended by Amendment No. 1 to Letter of Credit Facility Agreement, dated as of March 14, 2023, and by Amendment No. 2 to Letter of Credit Facility Agreement, dated as of June 30, 2023, and as amended pursuant hereto and as may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “LC Credit Agreement”) and the other Loan Documents (as defined in the LC Credit Agreement);

WHEREAS, Borrower and Guarantors have requested that Agent, Issuing Bank and Lender agree to certain amendments to the LC Credit Agreement, and Agent, Issuing Bank and Lender are willing to agree to such amendments, subject to the terms and conditions contained herein; and

WHEREAS, by this Amendment No. 3, Agent, Issuing Bank, Lender and the Loan Parties intend to evidence such amendments, which shall not be effective unless and until the satisfaction of the applicable conditions precedent set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Definitions.
1.1.
Additional Definitions. As used herein, the following terms shall have the meanings specified below:
(a)
“Amendment No. 3” means the Amendment No. 3 to Letter of Credit Facility Agreement, dated as of February 26, 2025, by and among Agent, Issuing Bank, Lender and Loan Parties, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.
(b)
“Amendment No. 3 Effective Date” means the first date on which the conditions precedent set forth in Section 4 of this Amendment No. 3 are satisfied.

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1.2.
Interpretation. For purposes of this Amendment No. 3, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the LC Credit Agreement.
2.
Amendments to LC Credit Agreement. The definition of the term “Maturity Date” in the LC Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Maturity Date” means the earliest of: (a) the fifth anniversary of the Restatement Date, (b) ten (10) days prior to the maturity of the Term Loan Facility as such date may be extended pursuant to the terms thereof (or the maturity date of any Permitted Refinancing thereof, in which case thirty (30) days prior to the maturity date of any Indebtedness arising pursuant to such Permitted Refinancing), (c) fifteen (15) days prior to the date required for the redemption of the Series B Preferred Stock (or, if the Series B Preferred Stock shall have been replaced, refinanced or otherwise retired with proceeds of any preferred equity interests or unsecured convertible debt pursuant to a Permitted Refinancing thereof, then thirty (30) days prior to the mandatory redemption date or other obligation for the purchase or defeasance of such preferred equity interests and/or the mandatory redemption date or other obligation for the purchase or defeasance or maturity date of such unsecured convertible debt, as the case may be), or (d) fifteen (15) days prior to the date required for the redemption of the Series C Preferred Stock (or, if the Series C Preferred Stock shall have been replaced, refinanced or otherwise retired with proceeds of any preferred equity interests or unsecured convertible debt pursuant to a Permitted Refinancing thereof, then thirty (30) days prior to the mandatory redemption date or other obligation for the purchase or defeasance of such preferred equity interests and/or the mandatory redemption date or other obligation for the purchase or defeasance or maturity date of such unsecured convertible debt, as the case may be); provided, that, to the extent that the Maturity Date does not fall on a Business Day, then the Maturity Date shall be the immediately preceding Business Day.

3.
Representations and Warranties. Each Loan Party represents and warrants with and to Agent, Issuing Bank and Lender as follows, which representations and warranties shall survive the execution and delivery hereof:
3.1.
As of the Amendment No. 3 Effective Date, no Default or Event of Default exists or has occurred and is continuing.
3.2.
This Amendment No. 3 has been duly authorized, executed and delivered by all necessary corporate or limited liability company action, as applicable, on the part of each Loan Party and, upon the notification by Agent to Borrower and Lender of the Amendment No. 3 Effective Date, is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each Loan Party, as the case may be, contained herein constitute legal, valid and binding obligations of each Loan Party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
3.3.
All of the representations and warranties of each Loan Party set forth herein and in each of the other Loan Documents are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) on and as of the Amendment No. 3 Effective Date before and after giving effect to the provisions of this Amendment No. 3 and the transactions contemplated hereby with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects (or, in

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the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date.
4.
Conditions Precedent to Effectiveness of Amendment No. 3. This Amendment No. 3 shall be effective upon the date on which each of the following conditions is satisfied (or waived by Agent in writing) in the reasonable determination of Agent:
4.1.
Agent shall have received executed counterparts of this Amendment No. 3 from each Loan Party and the Lender; and
4.2.
Agent shall have received evidence that Borrower has entered into an amendment to the Term Loan Facility amending the maturity date thereof, which amendment shall be in form and substance reasonably satisfactory to Agent, and duly executed and delivered by the parties thereto; and
4.3.
no Default or Event of Default under any of the Loan Documents shall exist.
5.
Reaffirmation. Each Loan Party acknowledges, confirms and agrees that (a) it is indebted to Agent and Lender under the LC Credit Agreement, including principal and all interest accrued and accruing thereon (to the extent applicable), and all fees, costs, expenses and other charges relating thereto, all of which are unconditionally owing by Loan Parties, without offset, defense or counterclaim of any kind, nature or description whatsoever, (b) Agent has had and shall on and after the date hereof continue to have, for itself and the benefit of the other Secured Parties, a security interest in and lien upon the Collateral heretofore granted to Agent (or its predecessors in whatever capacity) pursuant to the Loan Documents to secure the Obligations, (c) the liens and security interests of Agent in the Collateral shall be deemed to be continuously granted and perfected from the earliest date of the granting and perfection of such liens and security interests to Agent, and (d) the LC Credit Agreement and each of the other Loan Documents remain in full force and effect and are hereby ratified and confirmed.
6.
No Novation. Nothing in this Amendment No. 3 or the LC Credit Agreement shall be deemed to be a novation of any of the Obligations as defined in the LC Credit Agreement or in any way impair or otherwise affect the rights or obligations of the parties thereunder except as such rights or obligations are amended or modified pursuant to the LC Credit Agreement. As of the Amendment No. 3 Effective Date, the LC Credit Agreement as amended pursuant to the terms of the LC Credit Agreement shall be deemed to be a continuing agreement among the parties, and all documents, instruments and agreements delivered pursuant to or in connection with the LC Credit Agreement not amended in connection with the LC Credit Agreement shall remain in full force and effect, each in accordance with its terms, as of the date of delivery or such other date as contemplated by such document, instrument or agreement to the same extent as if the modifications to the LC Credit Agreement pursuant to the LC Credit Agreement were set forth in an amendment to the LC Credit Agreement in a customary form, unless such document, instrument or agreement has otherwise been terminated or has expired in accordance with or pursuant to the terms of the LC Credit Agreement or such document, instrument or agreement or as otherwise agreed by the required parties hereto or thereto. The amendments provided for in the LC Credit Agreement shall not, in any manner, be construed to impair, limit, cancel or extinguish, or constitute a novation in respect of, the Indebtedness and other obligations and liabilities of any Loan Party evidenced by or arising under the LC Credit Agreement or the other Loan Documents.
7.
Effect of Amendment No. 3. Except as expressly set forth herein, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and the Loan Parties shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 3 or with respect to the subject matter of this Amendment

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No. 3. To the extent of conflict between the terms of this Amendment No. 3 and the other Loan Documents, on and after the Amendment No. 3 Effective Date, the terms of this Amendment No. 3 shall control. On and after the Amendment No. 3 Effective Date, the LC Credit Agreement and this Amendment No. 3 shall be read and construed as one agreement and this Amendment No. 3 shall be a Loan Document.
8.
Jurisdiction. The provisions of Section 9.13 of the LC Credit Agreement shall apply with like effect to this Amendment No. 3.
9.
Binding Effect. This Amendment No. 3 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
10.
Waiver, Modification, Etc. No provision or term of this Amendment No. 3 may be modified, altered, waived, discharged or terminated orally or by course of conduct, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.
11.
Further Assurances. The Loan Parties shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 3.
12.
Entire Agreement. This Amendment No. 3 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.
13.
Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 3.
14.
Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement and may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Any party delivering an executed counterpart of this Amendment No. 3 by electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 3, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 3.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their authorized officers as of the day and year first above written.

EASTMAN KODAK COMPANY

By: /s/ Matthew C. Ebersold

Name: Matthew C. Ebersold

Title: Treasurer

KODAK (NEAR EAST), INC.

KODAK AMERICAS, LTD.

By: /s/ Matthew C. Ebersold

Name: Matthew C. Ebersold

Title: Treasurer

EASTMAN KODAK INTERNATIONAL CAPITAL COMPANY, INC.

By: /s/ Matthew C. Ebersold

Name: Matthew C. Ebersold

Title: Director, President & Treasurer

KODAK PHILIPPINES, LTD.

By: /s/ Matthew C. Ebersold

Name: Matthew C. Ebersold

Title: Director and Treasurer

[Amendment No. 3 to Letter of Credit Facility Agreement – Eastman Kodak Company]

BANK OF AMERICA, N.A.,
as Agent, Issuing Bank and Lender

By: /s/ Matthew T. O’Keefe

Name: Matthew T. O’Keefe

Title: Senior Vice President

[Amendment No. 3 to Letter of Credit Facility Agreement – Eastman Kodak Company]